Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements	Exhibit 99.2
On December 6, 2022, Finance of America Companies Inc. (the "Company") entered into an asset purchase agreement to acquire, through Finance of America Reverse LLC, an indirect subsidiary of the Company, a substantial majority of the assets and certain liabilities of American Advisors Group (now known as Bloom Retirement Holdings Inc.,"AAG/Bloom"). Also on December 6, 2022, concurrently with the execution of the asset purchase agreement, Finance of America Reverse LLC entered into a Servicing Rights Purchase and Sale Agreement (the "MSR Purchase Agreement") and a Loan Sale Agreement (the "Mortgage Loan Purchase Agreement" and the transactions contemplated thereby, collectively with the transactions contemplated by the asset purchase agreement and MSR Purchase Agreement, the "AAG Transaction") with AAG/Bloom. Each of the aforementioned agreements was amended by the parties thereto on March 31, 2023. The AAG Transaction closed on March 31, 2023, and was previously disclosed by the Company on a Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 3, 2023. The unaudited pro forma condensed consolidated financial information giving effect to the AAG Transaction is filed in this Exhibit 99.2.
The AAG Transaction constituted a significant acquisition for the Company and, as a result, the following unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2023 and the year ended December 31, 2022 are presented as if the AAG Transaction had been completed on January 1, 2022. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2023 is not presented, as the AAG Transaction had been completed as of that date and the impact of the transaction was reflected in the Company's condensed consolidated statement of financial condition as of March 31, 2023, included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2023, filed with the SEC on May 12, 2023.
The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements prepared in accordance with U.S. generally accepted accounting principles and are presented based on information currently available. They are intended for informational and illustrative purposes only and are not intended to represent the Company’s results of operations had the AAG Transaction and related events occurred on the dates indicated or to project the Company’s financial performance for any future period. The unaudited pro forma condensed consolidated financial statements do not include adjustments to reflect any potential synergies or dis-synergies that may result from the AAG Transaction. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances, and are presented for informational purposes only.
The historical columns in the unaudited pro forma condensed consolidated financial statements reflect the Company’s and AAG/Bloom's historical financial statements for the periods presented and do not reflect any adjustments related to the AAG Transaction and related events.
The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of the SEC's Regulation S-X, and should be read in conjunction with the following: (i) the accompanying notes to the unaudited pro forma condensed consolidated financial statements; (ii) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022; and (iii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.2

	For the three months ended March 31, 2023
	Finance of America Companies Inc. and Subsidiaries as Reported	American Advisors Group Historical	Adjustments (Note 2)		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Loss on sale and other income from loans held for sale, net	$(12,426)	$(774)	$—		$(13,200)
Net fair value gains on loans and related obligations	176,394	17,567	6,417	(a)	200,378
Fee income	6,352	7,108	—		13,460
Net interest income (expense):
Interest income	2,091	85,862	(85,862)	(a)	2,091
Interest expense	(31,556)	(83,301)	79,475	(a)	(35,382)
Net interest income (expense)	(29,465)	2,561	(6,387)		(33,291)
TOTAL REVENUES	140,855	26,462	30		167,347

EXPENSES
Salaries, benefits, and related expenses	40,814	19,417	(1,903)	(b)	58,328
Occupancy, equipment rentals, and other office related expenses	1,909	—	657	(c)	2,566
Marketing expense	—	8,111	(8,111)	(c)	—
Other operating expense	—	2,880	(2,880)	(c)	—
Depreciation and amortization expense	—	1,279	(1,279)	(c)	—
General and administrative expenses	41,054	—	11,565	(c)	52,619
TOTAL EXPENSES	83,777	31,687	(1,951)		113,513
OTHER, NET	936	—	—		936
NET INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	58,014	(5,225)	1,981		54,770
Provision (benefit) for income taxes from continuing operations	2,532	(740)	599	(d)	2,391
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	55,482	(4,485)	1,382		52,379
NET LOSS FROM DISCONTINUED OPERATIONS	(40,890)	—	—		(40,890)
NET INCOME (LOSS)	14,592	(4,485)	1,382		11,489
Net income (loss) attributable to noncontrolling interest from continuing operations	36,755	—	(307)	(e)	36,448
Net loss attributable to noncontrolling interest from discontinued operations	(25,217)	—	(1,078)	(e)	(26,295)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO CONTROLLING INTEREST	18,727	(4,485)	1,689		15,931
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS ATTRIBUTABLE TO CONTROLLING INTEREST	(15,673)	—	1,078		(14,595)
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	$3,054	$(4,485)	$2,767		$1,336

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.2

	For the three months ended March 31, 2023
	Finance of America Companies Inc. and Subsidiaries as Reported	American Advisors Group Historical	Adjustments (Note 2)		Finance of America Companies Inc. and Subsidiaries Pro Forma

EARNINGS PER SHARE
Basic weighted average shares outstanding	64,016,845				64,016,845
Basic net income (loss) per share from continuing operations	$0.29				$0.25
Basic net income (loss) per share	$0.05				$0.02
Diluted weighted average shares outstanding	190,301,012		19,474,179	(f)	209,775,191
Diluted net income (loss) per share from continuing operations	$0.22				$0.19
Diluted net income (loss) per share	$0.07				$0.05

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.2

	For the year ended December 31, 2022
	Finance of America Companies Inc. and Subsidiaries as Reported	American Advisors Group as Reported	Adjustments (Note 3)		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain on sale and other income from loans held for sale, net	$211,018	$13,274	$—		$224,292
Net fair value gains on loans and related obligations	104,194	123,997	26,831	(a)	255,022
Fee income	362,130	44,976	—		407,106
Net interest income (expense):
Interest income	47,636	174,240	(174,240)	(a)	47,636
Interest expense	(151,737)	(167,641)	147,461	(a)	(171,917)
Net interest income (expense)	(104,101)	6,599	(26,779)		(124,281)
TOTAL REVENUES	573,241	188,846	52		762,139

EXPENSES
Salaries, benefits, and related expenses	663,325	162,633	(2,917)	(b)	823,041
Occupancy, equipment rentals, and other office related expenses	28,389	—	4,099	(c)	32,488
Marketing expense	—	62,430	(62,430)	(c)	—
Other operating expense	—	71,678	(71,678)	(c)	—
Depreciation and amortization expense	—	6,487	(6,487)	(c)	—
General and administrative expenses	456,901	—	120,153	(c),(d)	577,054
TOTAL EXPENSES	1,148,615	303,228	(19,260)		1,432,583
IMPAIRMENT OF GOODWILL, INTANGIBLES, AND OTHER ASSETS	(192,509)	—	—		(192,509)
OTHER, NET	35,831	3,514	(2,983)	(e)	36,362
NET INCOME (LOSS) BEFORE INCOME TAXES	(732,052)	(110,868)	16,329		(826,591)
Provision (benefit) for income taxes	(16,524)	(11,930)	11,930	(f)	(16,524)
NET INCOME (LOSS)	(715,528)	(98,938)	4,399		(810,067)
Noncontrolling interest	(524,846)	—	(89,156)	(g)	(614,002)
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	$(190,682)	$(98,938)	$93,555		$(196,065)

EARNINGS PER SHARE
Basic weighted average shares outstanding	62,298,532				62,298,532
Basic net loss per share	$(3.06)				$(3.15)
Diluted weighted average shares outstanding	188,236,513		19,692,990	(h)	207,929,503
Diluted net loss per share	$(3.12)				$(3.16)

Finance of America Companies Inc. and Subsidiaries Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	Exhibit 99.2
1.Basis of Presentation
The unaudited pro forma condensed consolidated financial statements are based on the historical condensed consolidated financial statements of the Company as adjusted to give effect to the AAG Transaction. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2023 and the year ended December 31, 2022 give effect to the AAG Transaction as if it had been completed on January 1, 2022. The adjustments for the AAG Transaction are based on available information and certain assumptions that management believes are reasonable. Actual future results may be different than what is presented in these unaudited pro forma condensed consolidated financial statements.
2.     Pro Forma Adjustments to Condensed Consolidated Statement of Operations for the three months ended March 31, 2023

(a)    Represents a reclassification of interest income and expense associated with home equity conversion mortgage ("HECM") loans and home equity conversion mortgage-backed securities ("HMBS") on AAG/Bloom's historical statement of operations into "Net fair value gains on loans and related obligations" to conform to the Company's condensed consolidated statement of operations presentation.

(b)    Represents $1.9 million in severance cost recorded at AAG/Bloom related to assets or operations not acquired by the Company.

(c)    Represents a reclassification of marketing expense, depreciation and amortization expense, and certain other operating expenses on AAG/Bloom's historical statement of operations into "General and administrative expenses" to conform to the Company's condensed consolidated statement of operations presentation. Additionally, there was $0.7 million of other operating expenses on AAG/Bloom's historical statement of operations that was reclassified into "Occupancy, equipment rentals, and other office related expenses" to conform to the Company's condensed consolidated statement of operations presentation.

(d)    Pre-acquisition, AAG/Bloom's operations were contained within a corporate tax-paying entity. When included in the Company's operating structure the results are contained within Finance of America Equity Capital LLC ("FOAEC"), a pass-through entity. Thus, given the difference in tax profiles, the historical AAG/Bloom taxes have been removed. The Company's FIN 18 income tax rate was then applied to the AAG/Bloom historical activity.

(e)    Represents the noncontrolling interest's share of AAG/Bloom's net loss and related pro forma adjustments and the change in ownership percentage of the Company held by the non-controlling interest as a result of the issuance of Class A LLC units as part of the AAG Transaction.

(f)    Represents the issuance of Class A LLC units to AAG/Bloom as part of the AAG Transaction.

3. Pro Forma Adjustments to Condensed Consolidated Statement of Operations for the year ended December 31, 2022

(a)    Represents a reclassification of interest income and expense associated with HECM loans and HMBS on AAG/Bloom's historical statement of operation into "Net fair value gains on loans and related obligations" to conform to the Company's condensed consolidated statement of operations presentation.

(b)    Represents $2.9 million in personnel expenses recorded in AAG/Bloom's historical financial statements related to AAG/Bloom's consolidated variable interest in Bettercare Insurance Services ("BCIS") which was not acquired by the Company.

Finance of America Companies Inc. and Subsidiaries Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	Exhibit 99.2
(c)    Represents a reclassification of marketing expense, depreciation and amortization expense, and certain other operating expenses on AAG/Bloom's historical statement of operations into "General and administrative expenses" to conform to the Company's condensed consolidated statement of operations presentation. Additionally, there was $4.3 million of other operating expenses less $0.2 million of rent expense related to BCIS on AAG/Bloom's historical statement of operations that was reclassified into "Occupancy, equipment rentals, and other office related expenses" to conform to the Company's condensed consolidated statement of operations presentation.

(d)    In addition to the reclassification described in "(c)" above, the amount represents a $4.4 million reduction in general and administrative expense related to BCIS, a $2.2 million reduction for certain fixed asset and goodwill impairments, and a $9.5 million reduction in certain expenses related to indemnification provisions of agreements which were not assumed by the Company.

(e)    Represents $2.9 million in income related to BCIS, which was not acquired by the Company.

(f)    Pre-acquisition, AAG/Bloom's operations were contained within a corporate tax-paying entity. When included in the Company's operating structure the results are contained within FOAEC, a pass-through entity. Thus, given the difference in tax profiles, the historical AAG/Bloom taxes have been removed. FOAEC allocates a pro-rata share of income or loss to the Company, a corporate taxpayer. However, given the historical valuation allowance maintained by the Company, and the parity between book and tax for AAG/Bloom's operations, no incremental taxes are required.

(g)    Represents the noncontrolling interest's share of AAG/Bloom's net loss and related pro forma adjustments and the change in ownership percentage of the Company held by the noncontrolling interest as a result of the issuance of Class A LLC units as part of the AAG Transaction.

(h)    Represents the issuance of Class A LLC units to AAG/Bloom as part of the AAG Transaction.